                                                                   EXHIBIT 10.57

                          SECOND STANDSTILL AGREEMENT
                          ---------------------------


          This Agreement dated April 12, 1999 is made and entered into between Vencor, Inc., a corporation organized under the laws of Delaware, for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Vencor Operating, Inc. (collectively, "Vencor") and Ventas, Inc., a corporation organized under the laws of Delaware, for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Ventas Realty, Limited Partnership (collectively, "Ventas").

          WHEREAS, Vencor and Ventas entered into an Agreement And Plan Of Reorganization, dated as of April 30, 1998 (the "Reorganization Agreement"), and other Ancillary Agreements (as defined in the Reorganization Agreement), including four Master Lease Agreements, dated as of April 30, 1998 (the "Master Leases");

          WHEREAS, Vencor Nursing Centers Limited Partnership (an affiliate of Vencor) and Ventas Realty, Limited Partnership (an affiliate of Ventas) entered into a Lease Agreement dated as of August 7, 1998, concerning a facility commonly known as the Corydon, Indiana Skilled Nursing Center (the "Indiana Lease," and, collectively with the Master Leases, the "Five Leases");

          WHEREAS, on March 18, 1999, Vencor sent a letter to Ventas, invoking the dispute resolution provisions of Section 6.01 of the Reorganization Agreement and seeking, inter alia, to negotiate a settlement concerning various disputes;

          WHEREAS, on March 22, 1999, Ventas sent a letter to Vencor, inter alia, denying the allegations in Vencor's March 18, 1999 letter but agreeing to engage in a constructive dialogue with Vencor regarding the issues raised in Vencor's letter;

          WHEREAS, Vencor and Ventas entered into a Standstill Agreement dated March 31, 1999 (the "First Standstill Agreement"), in which the parties agreed not to take certain actions or to exercise certain rights or remedies against one another during a period through and including April 12, 1999;

          WHEREAS, the parties desire to continue negotiations and, in connection therewith, to enter into certain arrangements more particularly identified herein, including, without limitation, certain arrangements for the payment in full of the rent due to Ventas under the Five Leases for the month of April 1999, for the tolling or suspending of limitations or repose periods applicable to certain alleged claims arising out of the Reorganization Agreement, the Ancillary Agreements or the transactions contemplated by or in those agreements, and for other matters;

          NOW, THEREFORE, in consideration of the premises and the agreements and undertakings of the parties contained herein, the parties agree as follows:

          1. Except as explicitly set forth in the Tolling Agreement, neither this Second Standstill Agreement, the Tolling Agreement by and between Ventas and Vencor of even date herewith, the four Second Amendment to Master Lease Agreements by and between Ventas and Vencor (and the other related parties to the Master Lease Agreements) of even date herewith, nor the First Amendment to Corydon, Indiana Lease Agreement by and between Ventas Realty, Limited Partnership and Vencor Nursing Centers Limited Partnership of even date herewith (the "Contemporaneous Agreements"), nor any discussions in pursuance hereof or thereof, shall constitute a waiver by either party of any claim or defense that may be asserted against the other party (including, without limitation, any claim or defense with respect to the legality, validity, or enforceability of the Master Leases), an admission of liability by either party or an admission by either party of the propriety or validity of any claims or defenses asserted by either other party, and neither this Second Standstill Agreement nor the Tolling Agreement shall be offered or received in evidence in any arbitration or litigation between or among the parties except to enforce the terms of such agreements or, where the intent of the parties is clearly stated in such agreements, to demonstrate the intent of the parties.

          2. Any modifications to this Second Standstill Agreement shall be in writing and signed by both parties hereto.

          3. Each of the undersigned represents that he or she has the authority to execute this Agreement on behalf of the party for whom it is executed.

          4. Simultaneously with the execution and delivery of this Second Standstill Agreement, the parties shall execute and deliver the following additional agreements: the Tolling Agreement set forth at Exhibit A hereto, the four Second Amendment to Master Lease Agreements set forth at Exhibit B hereto, and the First Amendment to Corydon, Indiana Lease Agreement set forth at Exhibit C hereto. This Agreement shall not become effective prior to the execution and delivery of all of the foregoing agreements.

          5. During the period from the date hereof through and including the earlier of (a) the commencement by or against Vencor, as debtor, of a voluntary or involuntary bankruptcy case under Title 11 of the United States Code, or (b) 5:00 p.m. Eastern Daylight Savings Time on May 5, 1999 (such period being referred to herein as the "Second Standstill Period"), neither Vencor nor Ventas will file, commence, serve, or otherwise initiate any civil action, arbitration proceeding, or other similar action, litigation, case, or proceeding of any kind, character, or nature whatsoever (an "Action") against the other or any third party, including, without limitation, any of Vencor's or Ventas' current or former officers, directors, or employees, arising from or relating to the Reorganization Agreement, any Ancillary Agreement, or any of the Five Leases, or with respect to the various disputes identified in Vencor's March 18, 1999 letter; nor shall Ventas exercise any rights or remedies it may have against Vencor under any of the Five Leases based on Vencor's late payment of the rent due under the Five Leases for the month of April 1999, based on Vencor's late payment of rent due under the Five Leases for the month of May 1999, or based on any default arising from or related to the disclosures made by Vencor to Ventas commencing on or about March 30 and March 31, 1999 and continuing to the date hereof. Notwithstanding the foregoing, the Second Standstill Period shall immediately terminate, and Vencor and Ventas may proceed to file such Actions as either may choose, and Ventas may proceed to exercise such rights or remedies as it may choose under any of the Five Leases in the event that:

     (i) prior to 5:00 p.m. Eastern Daylight Savings Time on April 13, 1999, Vencor has not paid to Ventas, in immediately available funds, the sum of $8,022,426.00, representing thirteen-thirtieths (13/30) of the rent due to Ventas under the Five Leases for the month of April 1999; or

     (ii) prior to 5:00 p.m. Eastern Daylight Savings Time on April 20, 1999, Vencor has not paid to Ventas, in immediately available funds, an additional sum of $4,319,767.85, representing seven-thirtieths (7/30) of the rent due to Ventas under the Five Leases; or

     (iii) prior to 5:00 p.m. Eastern Daylight Savings Time on April 27, 1999, Vencor has not paid to Ventas, in immediately available funds, an additional sum of $4,319,767.85, representing seven-thirtieths (7/30) of the rent due to Ventas under the Five Leases; or

     (iv) prior to 5:00 p.m. Eastern Daylight Savings Time on April 30, 1999, Vencor has not paid to Ventas, in immediately available funds, an additional sum of $1,851,329.07, representing three-thirtieths (3/30) of the rent due to Ventas under the Five Leases.

           6. Notwithstanding anything contained in this Second Standstill Agreement to the contrary, Vencor, subsequent to 5:00 p.m. Eastern Daylight Savings Time on April 26, 1999, may commence an Action against those of the three individuals who are identified in the letter from counsel for Ventas to counsel for Vencor of even date herewith and who, prior to 5:00 p.m. Eastern Daylight Savings Time on April 26, 1999, fail to execute and deliver a tolling agreement with Vencor covering claims of each against the other that is reasonably satisfactory in form and substance to Vencor and to such individuals.

           7. This Second Standstill Agreement is binding upon the undersigned parties and on any representatives, successors, heirs, and assigns of the parties hereto.

           8. This Second Standstill Agreement may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

           9. This Second Standstill Agreement shall be construed pursuant to the laws of the State of New York, without giving effect to the choice-of-law rules of New York law.

          10. Payments of funds due from Vencor to Ventas hereunder, including payment of rent due under the Five Leases, shall be made by wire transfer to Ventas through the following wire instructions:

          SunTrust Bank, Nashville

          ABA Routing No.:  064000046

          Account:  7020226622

          Credit Ventas Realty, Limited Partnership



          CONFIRMED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN BY:



VENCOR, INC.                            VENTAS, INC.


By:                                     By:
   -------------------------------         --------------------------------
Name:                                   Name:
Title:                                  Title:

                                                                       EXHIBIT A


                               TOLLING AGREEMENT
                               -----------------


          This Agreement dated April 12, 1999 is made and entered into between Vencor, Inc., a corporation organized under the laws of Delaware, for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Vencor Operating, Inc., and for and on behalf of any of their respective successors including, without limitation, any debtor or debtor-in-possession in a bankruptcy case commenced under Title 11 of the United States Code (the "Bankruptcy Code") or any trustee appointed in any such case (collectively, "Vencor"), and Ventas, Inc., a corporation organized under the laws of Delaware for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Ventas Realty, Limited Partnership, and for and on behalf of any of their respective successors including, without limitation, any debtor or debtor-in-possession in a bankruptcy case commenced under the Bankruptcy Code or any trustee appointed in any such case (collectively, "Ventas").

          WHEREAS, the parties to this Agreement are in the process of attempting to resolve any and all existing and potential claims that Vencor has asserted or might in the future assert against Ventas (the "Vencor Claims"), the validity of which Ventas has disputed, and any and all existing and potential claims that Ventas has asserted or might in the future assert against Vencor (the "Ventas Claims"), the validity of which Vencor has disputed (the Vencor Claims and the Ventas Claims are collectively referred to herein as the "Claims"); and

          WHEREAS, the parties desire to toll or suspend the limitations or repose periods applicable to the Claims for the Tolling Period (defined below).

          NOW, THEREFORE, for good cause and adequate consideration, including forbearance by both Vencor and Ventas from pursuing certain remedies at this time, the parties hereto agree as follows:

          1. Any Vencor Claims, including, without limitation, those arising or available under the Bankruptcy Avoidance Provisions (defined below) that Vencor could otherwise assert against Ventas if Vencor were a debtor in a case under the Bankruptcy Code commenced on the date hereof, and whether arising under the Bankruptcy Code or under other applicable federal or state law, shall not be prejudiced, impaired, or waived by Vencor's failure to commence such a bankruptcy case, and any and all statutes of limitations, repose, or other legal or equitable constraints on the time by which such a bankruptcy case or pleading initiating any Vencor Claim must be filed to assert such a Vencor Claim (including, without limitation, a cause of action under (S) 548 of the Bankruptcy Code) shall be tolled during the period of time from the date hereof to and including the earlier of (i) 5:00 p.m. Eastern Daylight Savings Time on May 5, 1999, or (ii) the earlier time and date on which the Second Standstill Period (as defined in the Second Standstill Agreement) shall automatically and immediately terminate as a result of Vencor's nonpayment of rent (as provided in paragraph 5 of the Second Standstill Agreement, the provisions of which are hereby incorporated by reference) (the "Tolling Period"). For all purposes herein, both the first and the last day of the Tolling Period shall be deemed to be contained in the Tolling Period.

          2. Without limiting the generality of the foregoing, Ventas shall not assert against any Vencor Claim brought by Vencor any statute of limitations, laches, or other time-related defense or claim, including, but not limited to the defense or claim that the limitations periods or other time periods set forth in 11 U.S.C. (S)(S) 544, 546, 547, 548, 550, 551 or 553 (the
"Bankruptcy Avoidance Provisions") or Section 10(b) of the Securities Exchange Act of 1934 have expired, to the extent that such defenses or claims depend on the passage of time during the Tolling Period. Additionally, for purposes of any action pursuant to the Bankruptcy Avoidance Provisions, Vencor shall be deemed to have commenced its bankruptcy case on the date that is calculated by going back in time from the date it actually commenced such case by the number of days contained in the Tolling Period.

          3. Any Ventas Claims, including, without limitation, those arising or available under the Bankruptcy Avoidance Provisions (defined below) that Ventas could otherwise assert against Vencor if Ventas were a debtor in a case under the Bankruptcy Code commenced on the date hereof, and whether arising under the Bankruptcy Code or under other applicable federal or state law, shall not be prejudiced, impaired, or waived by Ventas' failure to commence such a bankruptcy case, and any and all statutes of limitations, repose, or other legal or equitable constraints on the time by which such a bankruptcy case or pleading initiating any Ventas Claim must be filed to assert such a Ventas Claim (including, without limitation, a cause of action under (S) 548 of the Bankruptcy Code) shall be tolled during the Tolling Period.

          4. Without limiting the generality of the foregoing, Vencor shall not assert against any Ventas Claim brought by Ventas any statute of limitations, laches, or other time-related defense or claim, including, but not limited to the defense or claim that the limitations periods or other time periods set forth in the Bankruptcy Avoidance Provisions or Section 10(b) of the Securities Exchange Act of 1934 have expired, to the extent that such defenses or claims depend on the passage of time during the Tolling Period.
Additionally, for purposes of any action pursuant to the Bankruptcy Avoidance Provisions, Ventas shall be deemed to have commenced its bankruptcy case on the date that is calculated by going back in time from the date it actually commenced such case by the number of days contained in the Tolling Period.

          5. For purposes of facilitating aspects of the foregoing, Ventas and Vencor agree and stipulate that this Agreement shall create claims in favor of Vencor, the substantive elements of which and the case law applicable to which are in all respects identical to the Vencor Claims that would have arisen under the Bankruptcy Avoidance Provisions had Vencor been a debtor in a bankruptcy case commenced under the Bankruptcy Code on April 29, 1999. Any such claim may be asserted by Vencor only in connection with and subsequent to a bankruptcy case commenced by or against it, as debtor, under the Bankruptcy Code on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period. For purposes of each such claim created in this paragraph, Vencor shall be conclusively and irrebuttably presumed to have commenced its bankruptcy case within one year of April 29, 1998, if such case is, in fact, commenced on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period.

          6. For purposes of facilitating aspects of the foregoing, Ventas and Vencor agree and stipulate that this Agreement shall create claims in favor of Ventas, the substantive elements of which and the case law applicable to which are in all respects identical to the Ventas Claims that would have arisen under the Bankruptcy Avoidance Provisions had Ventas been a debtor in a bankruptcy case commenced under the Bankruptcy Code on April 29, 1999. Any such claim may be asserted by Ventas only in connection with and subsequent to a bankruptcy case commenced by or against it, as debtor, under the Bankruptcy Code on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period. For purposes of each such claim created in this paragraph, Ventas shall be conclusively and irrebuttably presumed to have commenced its bankruptcy case within one year of April 29, 1998, if such case is, in fact, commenced on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period.

          7. Ventas and Vencor agree that the stipulations in this Agreement are binding and irrevocable, and either party shall have the right to introduce a copy of this Agreement into evidence to enforce such stipulations in any litigation or arbitration proceeding between Ventas and Vencor. Ventas acknowledges that Vencor's forbearance from commencing a bankruptcy case prior to April 29, 1999, will serve as sound, adequate, fair and sufficient consideration for the foregoing agreements and stipulations. Vencor acknowledges that Ventas' forbearance from commencing a bankruptcy case prior to April 29, 1999, will serve as sound, adequate, fair and sufficient consideration for the foregoing agreements and stipulations.

          8. Neither this Agreement nor the circumstances leading to its execution shall be construed to vitiate or waive (a) any statute of limitations, laches, or other time-related defenses that are available prior to or after the Tolling Period, provided that the passage of time during the Tolling Period is not taken into account, or (b) any non-time-related defenses to any Vencor Claim, Ventas Claim, or claim created by paragraph 5 or 6 of this Agreement.

          9. Each of the undersigned represents that he or she has the authority to execute this Agreement on behalf of the party or parties for whom it is executed.

          10. Any modifications to this Tolling Agreement shall be in writing and signed by both parties hereto.

          11. Simultaneously with the execution and delivery of this Agreement, the parties shall execute and deliver that certain Second Standstill Agreement, those four certain

Second Amendment to Master Lease Agreements, and that certain First Amendment to Corydon, Indiana Lease Agreement (collectively, the "Contemporaneous Agreements"). This Agreement shall not become effective prior to the execution and delivery of each of the foregoing Contemporaneous Agreements.

          12. Paragraphs 1, 2, and 5 of this Agreement shall be void and without effect in the event Vencor commences a voluntary bankruptcy case under the Bankruptcy Code prior to April 29, 1999, and paragraphs 3, 4, and 6 of this Agreement shall be void and without effect in the event Ventas commences a voluntary bankruptcy case under the Bankruptcy Code prior to April 29, 1999.

          13. This Agreement is binding on the undersigned parties and on the representatives, successors, heirs, and assigns of the parties hereto.

          14. This Agreement may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

          15. This Tolling Agreement shall be construed pursuant to the laws of the State of New York, without giving effect to the choice-of-law rules of New York law.

                           [INTENTIONALLY LEFT BLANK]

          CONFIRMED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN BY:

VENCOR, INC.                        VENTAS, INC.


By:                                 By:
   -----------------------             -----------------------------
Name:                               Name:
Title:                              Title:

                                                                       EXHIBIT B

               SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 1
               ------------------------------------------------


          THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 1, dated April 12, 1999 (the "Amendment"), is entered into by and among Ventas, Inc., formerly known as Vencor, Inc., a Delaware corporation ("Ventas") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP", and together with Ventas, "Lessor") and Vencor Operating, Inc. ("Current Tenant"), a Delaware corporation and Vencor, Inc., formerly known as Vencor Healthcare, Inc., a Delaware corporation ("Vencor").

          WHEREAS, First Healthcare Corporation, a Delaware corporation, Nationwide Care, Inc., an Indiana corporation, Northwest Health Care, Inc., an Idaho corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, Vencor Hospitals East, Inc., a Delaware corporation, Hahnemann Hospital, Inc., a Delaware corporation, Hillhaven/Indiana Partnership, a Washington general partnership, Carrollwood Care Center, a Tennessee general partnership, New Pond Village Associates, a Massachusetts general partnership, St. George Nursing Home Limited Partnership, an Oregon limited partnership, San Marcos Nursing Home Partnership, a California general partnership, Vencor Hospitals Illinois, Inc., a Delaware corporation, Windsor Woods Nursing Home Partnership, a Washington general partnership, Health Haven Associates, L.P., a Rhode Island limited partnership, Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership (collectively, the "Subsidiaries") and Lessor (the Subsidiaries together with Lessor referred to herein as "Original Lessor"), as lessor, and Vencor, together with its permitted assigns, including Current Tenant (Vencor together with Current Tenant referred to herein as "Original Tenant"), as tenant, entered into that certain Master Lease Agreement, dated April 30, 1998, and commonly known as Master Lease No. 1 (the "Master Lease Agreement") pursuant to which, inter alia, Original Lessor leased to Original Tenant and Original Tenant leased from Original Lessor the Leased Properties (as defined in the Master Lease Agreement) (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Master Lease Agreement); and

          WHEREAS, Ventas claims that pursuant to that certain Assignment and Assumption of Master Lease, dated April 30, 1998, by and between Vencor, as assignor, and Current Tenant, as assignee, Vencor assigned all of its right, title, and interest in, to, and under the Master Lease Agreement to Current Tenant; and

          WHEREAS, Ventas claims that it is the successor by merger to each of the Subsidiaries, and Ventas LP now has title to the Leased Properties; and
          WHEREAS, Ventas claims that Vencor and Current Tenant executed and delivered that certain Guaranty of Lease, dated as of April 30, 1998; and

          WHEREAS, Ventas claims that it, Ventas LP, Current Tenant, and Vencor entered into that certain First Amendment to Master Lease Agreement, dated as of December 31, 1998 but effective as of April 30, 1998, pursuant to which the Master Lease Agreement was amended in several respects; and

          WHEREAS, simultaneously with the execution of this Amendment, Ventas and Vencor shall execute and deliver that certain Second Standstill Agreement; that certain Tolling Agreement; and Amendments to the other Master Leases and to the Lease Agreement for the facility commonly known as the Corydon, Indiana Skilled Nursing Center, each containing substantive terms identical to the terms of this Amendment (collectively, the "Contemporaneous Agreements"); and

          WHEREAS, the parties hereto desire to further amend the Master Lease Agreement;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the aforementioned Master Lease Agreement as follows:

          1. Section 16.4, entitled "Tenant's Obligation to Purchase," is hereby deleted from the Master Lease Agreement, as of April 30, 1998, as fully as if such Section had never been contained in such Master Lease Agreement.

          2. The parties hereto intend that this Amendment shall become effective simultaneously with the execution and delivery of the Contemporaneous Agreements.

          3. Except to the extent expressly modified herein, all other terms, covenants, and conditions of the Master Lease Agreement shall remain unchanged.

          4. Each of the undersigned represents that he or she has the authority to execute this Amendment on behalf of the party or parties for whom it is executed.

          5. This Amendment may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

          LESSOR:
          ------

WITNESS                       VENTAS, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name




                              VENTAS REALTY, LIMITED PARTNERSHIP

WITNESS                       By:  Ventas, Inc., its general partner



--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name


          ORIGINAL TENANT:
          ---------------

WITNESS                       VENCOR, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name



WITNESS                       VENCOR OPERATING, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name

               SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 2
               ------------------------------------------------


          THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 2, dated April 12, 1999 (the "Amendment"), is entered into by and among Ventas, Inc., formerly known as Vencor, Inc., a Delaware corporation ("Ventas") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP", and together with Ventas, "Lessor") and Vencor Operating, Inc. ("Current Tenant"), a Delaware corporation and Vencor, Inc., formerly known as Vencor Healthcare, Inc., a Delaware corporation ("Vencor").

          WHEREAS, First Healthcare Corporation, a Delaware corporation, Nationwide Care, Inc., an Indiana corporation, Northwest Health Care, Inc., an Idaho corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, Vencor Hospitals East, Inc., a Delaware corporation, Hahnemann Hospital, Inc., a Delaware corporation, Hillhaven/Indiana Partnership, a Washington general partnership, Carrollwood Care Center, a Tennessee general partnership, New Pond Village Associates, a Massachusetts general partnership, St. George Nursing Home Limited Partnership, an Oregon limited partnership, San Marcos Nursing Home Partnership, a California general partnership, Vencor Hospitals Illinois, Inc., a Delaware corporation, Windsor Woods Nursing Home Partnership, a Washington general partnership, Health Haven Associates, L.P., a Rhode Island limited partnership, Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership (collectively, the "Subsidiaries") and Lessor (the Subsidiaries together with Lessor referred to herein as "Original Lessor"), as lessor, and Vencor, together with its permitted assigns, including Current Tenant (Vencor together with Current Tenant referred to herein as "Original Tenant"), as tenant, entered into that certain Master Lease Agreement, dated April 30, 1998, and commonly known as Master Lease No. 2 (the "Master Lease Agreement") pursuant to which, inter alia, Original Lessor leased to Original Tenant and Original Tenant leased from Original Lessor the Leased Properties (as defined in the Master Lease Agreement) (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Master Lease Agreement); and

          WHEREAS, Ventas claims that pursuant to that certain Assignment and Assumption of Master Lease, dated April 30, 1998, by and between Vencor, as assignor, and Current Tenant, as assignee, Vencor assigned all of its right, title, and interest in, to, and under the Master Lease Agreement to Current Tenant; and

          WHEREAS, Ventas claims that it is the successor by merger to each of the Subsidiaries, and Ventas LP now has title to the Leased Properties; and
          WHEREAS, Ventas claims that Vencor and Current Tenant executed and delivered that certain Guaranty of Lease, dated as of April 30, 1998; and

          WHEREAS, Ventas claims that it, Ventas LP, Current Tenant, and Vencor entered into that certain First Amendment to Master Lease Agreement, dated as of December 31, 1998 but effective as of April 30, 1998, pursuant to which the Master Lease Agreement was amended in several respects; and

          WHEREAS, simultaneously with the execution of this Amendment, Ventas and Vencor shall execute and deliver that certain Second Standstill Agreement; that certain Tolling Agreement; and Amendments to the other Master Leases and to the Lease Agreement for the facility commonly known as the Corydon, Indiana Skilled Nursing Center, each containing substantive terms identical to the terms of this Amendment (collectively, the "Contemporaneous Agreements"); and

          WHEREAS, the parties hereto desire to further amend the Master Lease Agreement;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the aforementioned Master Lease Agreement as follows:

          1. Section 16.4, entitled "Tenant's Obligation to Purchase," is hereby deleted from the Master Lease Agreement, as of April 30, 1998, as fully as if such Section had never been contained in such Master Lease Agreement.

          2. The parties hereto intend that this Amendment shall become effective simultaneously with the execution and delivery of the Contemporaneous Agreements.

          3. Except to the extent expressly modified herein, all other terms, covenants, and conditions of the Master Lease Agreement shall remain unchanged.

          4. Each of the undersigned represents that he or she has the authority to execute this Amendment on behalf of the party or parties for whom it is executed.

          5. This Amendment may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

          LESSOR:
          ------

WITNESS                       VENTAS, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name




                              VENTAS REALTY, LIMITED PARTNERSHIP

WITNESS                       By:  Ventas, Inc., its general partner



--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name


          ORIGINAL TENANT:
          ---------------

WITNESS                       VENCOR, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name



WITNESS                       VENCOR OPERATING, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name

               SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 3
               ------------------------------------------------


          THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 3, dated April 12, 1999 (the "Amendment"), is entered into by and among Ventas, Inc., formerly known as Vencor, Inc., a Delaware corporation ("Ventas") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP", and together with Ventas, "Lessor") and Vencor Operating, Inc. ("Current Tenant"), a Delaware corporation and Vencor, Inc., formerly known as Vencor Healthcare, Inc., a Delaware corporation ("Vencor").

          WHEREAS, First Healthcare Corporation, a Delaware corporation, Nationwide Care, Inc., an Indiana corporation, Northwest Health Care, Inc., an Idaho corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, Vencor Hospitals East, Inc., a Delaware corporation, Hahnemann Hospital, Inc., a Delaware corporation, Hillhaven/Indiana Partnership, a Washington general partnership, Carrollwood Care Center, a Tennessee general partnership, New Pond Village Associates, a Massachusetts general partnership, St. George Nursing Home Limited Partnership, an Oregon limited partnership, San Marcos Nursing Home Partnership, a California general partnership, Vencor Hospitals Illinois, Inc., a Delaware corporation, Windsor Woods Nursing Home Partnership, a Washington general partnership, Health Haven Associates, L.P., a Rhode Island limited partnership, Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership (collectively, the "Subsidiaries") and Lessor (the Subsidiaries together with Lessor referred to herein as "Original Lessor"), as lessor, and Vencor, together with its permitted assigns, including Current Tenant (Vencor together with Current Tenant referred to herein as "Original Tenant"), as tenant, entered into that certain Master Lease Agreement, dated April 30, 1998, and commonly known as Master Lease No. 3 (the "Master Lease Agreement") pursuant to which, inter alia, Original Lessor leased to Original Tenant and Original Tenant leased from Original Lessor the Leased Properties (as defined in the Master Lease Agreement) (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Master Lease Agreement); and

          WHEREAS, Ventas claims that pursuant to that certain Assignment and Assumption of Master Lease, dated April 30, 1998, by and between Vencor, as assignor, and Current Tenant, as assignee, Vencor assigned all of its right, title, and interest in, to, and under the Master Lease Agreement to Current Tenant; and

          WHEREAS, Ventas claims that it is the successor by merger to each of the Subsidiaries, and Ventas LP now has title to the Leased Properties; and
          WHEREAS, Ventas claims that Vencor and Current Tenant executed and delivered that certain Guaranty of Lease, dated as of April 30, 1998; and

          WHEREAS, Ventas claims that it, Ventas LP, Current Tenant, and Vencor entered into that certain First Amendment to Master Lease Agreement, dated as of December 31, 1998 but effective as of April 30, 1998, pursuant to which the Master Lease Agreement was amended in several respects; and

          WHEREAS, simultaneously with the execution of this Amendment, Ventas and Vencor shall execute and deliver that certain Second Standstill Agreement; that certain Tolling Agreement; and Amendments to the other Master Leases and to the Lease Agreement for the facility commonly known as the Corydon, Indiana Skilled Nursing Center, each containing substantive terms identical to the terms of this Amendment (collectively, the "Contemporaneous Agreements"); and

          WHEREAS, the parties hereto desire to further amend the Master Lease Agreement;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the aforementioned Master Lease Agreement as follows:

          1. Section 16.4, entitled "Tenant's Obligation to Purchase," is hereby deleted from the Master Lease Agreement, as of April 30, 1998, as fully as if such Section had never been contained in such Master Lease Agreement.

          2. The parties hereto intend that this Amendment shall become effective simultaneously with the execution and delivery of the Contemporaneous Agreements.

          3. Except to the extent expressly modified herein, all other terms, covenants, and conditions of the Master Lease Agreement shall remain unchanged.

          4. Each of the undersigned represents that he or she has the authority to execute this Amendment on behalf of the party or parties for whom it is executed.

          5. This Amendment may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

          LESSOR:
          ------

WITNESS                       VENTAS, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name




                              VENTAS REALTY, LIMITED PARTNERSHIP

WITNESS                       By:  Ventas, Inc., its general partner



--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name


          ORIGINAL TENANT:
          ---------------

WITNESS                       VENCOR, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name



WITNESS                       VENCOR OPERATING, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name

               SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 4
               ------------------------------------------------


          THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT NO. 4, dated April 12, 1999 (the "Amendment"), is entered into by and among Ventas, Inc., formerly known as Vencor, Inc., a Delaware corporation ("Ventas") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP", and together with Ventas, "Lessor") and Vencor Operating, Inc. ("Current Tenant"), a Delaware corporation and Vencor, Inc., formerly known as Vencor Healthcare, Inc., a Delaware corporation ("Vencor").

          WHEREAS, First Healthcare Corporation, a Delaware corporation, Nationwide Care, Inc., an Indiana corporation, Northwest Health Care, Inc., an Idaho corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, Vencor Hospitals East, Inc., a Delaware corporation, Hahnemann Hospital, Inc., a Delaware corporation, Hillhaven/Indiana Partnership, a Washington general partnership, Carrollwood Care Center, a Tennessee general partnership, New Pond Village Associates, a Massachusetts general partnership, St. George Nursing Home Limited Partnership, an Oregon limited partnership, San Marcos Nursing Home Partnership, a California general partnership, Vencor Hospitals Illinois, Inc., a Delaware corporation, Windsor Woods Nursing Home Partnership, a Washington general partnership, Health Haven Associates, L.P., a Rhode Island limited partnership, Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership (collectively, the "Subsidiaries") and Lessor (the Subsidiaries together with Lessor referred to herein as "Original Lessor"), as lessor, and Vencor, together with its permitted assigns, including Current Tenant (Vencor together with Current Tenant referred to herein as "Original Tenant"), as tenant, entered into that certain Master Lease Agreement, dated April 30, 1998, and commonly known as Master Lease No. 4 (the "Master Lease Agreement") pursuant to which, inter alia, Original Lessor leased to Original Tenant and Original Tenant leased from Original Lessor the Leased Properties (as defined in the Master Lease Agreement) (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Master Lease Agreement); and

          WHEREAS, Ventas claims that pursuant to that certain Assignment and Assumption of Master Lease, dated April 30, 1998, by and between Vencor, as assignor, and Current Tenant, as assignee, Vencor assigned all of its right, title, and interest in, to, and under the Master Lease Agreement to Current Tenant; and

          WHEREAS, Ventas claims that it is the successor by merger to each of the Subsidiaries, and Ventas LP now has title to the Leased Properties; and
          WHEREAS, Ventas claims that Vencor and Current Tenant executed and delivered that certain Guaranty of Lease, dated as of April 30, 1998; and

          WHEREAS, Ventas claims that it, Ventas LP, Current Tenant, and Vencor entered into that certain First Amendment to Master Lease Agreement, dated as of December 31, 1998 but effective as of April 30, 1998, pursuant to which the Master Lease Agreement was amended in several respects; and

          WHEREAS, simultaneously with the execution of this Amendment, Ventas and Vencor shall execute and deliver that certain Second Standstill Agreement; that certain Tolling Agreement; and Amendments to the other Master Leases and to the Lease Agreement for the facility commonly known as the Corydon, Indiana Skilled Nursing Center, each containing substantive terms identical to the terms of this Amendment (collectively, the "Contemporaneous Agreements"); and

          WHEREAS, the parties hereto desire to further amend the Master Lease Agreement;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the aforementioned Master Lease Agreement as follows:

          1. Section 16.4, entitled "Tenant's Obligation to Purchase," is hereby deleted from the Master Lease Agreement, as of April 30, 1998, as fully as if such Section had never been contained in such Master Lease Agreement.

          2. The parties hereto intend that this Amendment shall become effective simultaneously with the execution and delivery of the Contemporaneous Agreements.

          3. Except to the extent expressly modified herein, all other terms, covenants, and conditions of the Master Lease Agreement shall remain unchanged.

          4. Each of the undersigned represents that he or she has the authority to execute this Amendment on behalf of the party or parties for whom it is executed.

          5. This Amendment may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

          LESSOR:
          ------

WITNESS                       VENTAS, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name




                              VENTAS REALTY, LIMITED PARTNERSHIP

WITNESS                       By:  Ventas, Inc., its general partner



--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name


          ORIGINAL TENANT:
          ---------------

WITNESS                       VENCOR, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name



WITNESS                       VENCOR OPERATING, INC.


--------------------------    By:
Name                             ---------------------------------
                                 Name:
--------------------------       Title:
Name

                                                                       EXHIBIT C
                                                                       ---------



              FIRST AMENDMENT TO CORYDON, INDIANA LEASE AGREEMENT
              ---------------------------------------------------


          THIS FIRST AMENDMENT TO CORYDON, INDIANA LEASE AGREEMENT, dated April 12, 1999 (the "Amendment"), is entered into by and between Ventas Realty, Limited Partnership, a Delaware limited partnership ("Lessor"), and Vencor Nursing Centers Limited Partnership, a Delaware limited partnership ("Tenant").

          WHEREAS, Lessor and Tenant entered into that certain Lease Agreement, dated as of August 7, 1998 (the "Corydon, Indiana Lease Agreement") pursuant to which Lessor leased to Tenant and Tenant leased from Lessor a certain facility commonly known as the Corydon, Indiana Skilled Nursing Center (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Corydon, Indiana Lease Agreement); and

          WHEREAS, Ventas claims that Vencor, Inc. ("Vencor") and Vencor Operating, Inc. executed and delivered that certain Guaranty of Lease, dated as of August 7, 1998; and

          WHEREAS, simultaneously with the execution of this Amendment, Ventas, Inc. ("Ventas") and Vencor shall execute and deliver that certain Second Standstill Agreement; that certain Tolling Agreement; and Amendments to those four certain Master Leases dated as of April 30, 1998 between Ventas, Vencor, and the other parties thereto, each containing substantive terms identical to the terms of this Amendment (collectively, the "Contemporaneous Agreements"); and

          WHEREAS, the parties hereto desire to amend the Corydon, Indiana Lease Agreement;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the aforementioned Corydon, Indiana Lease Agreement as follows:

          1. Section 16.4, entitled "Tenant's Obligation to Purchase," is hereby deleted from the Corydon, Indiana Lease Agreement, as of August 7, 1998, as fully as if such Section had never been contained in such Corydon, Indiana Lease Agreement.

          2. The parties hereto intend that this Amendment shall become effective simultaneously with the execution and delivery of the Contemporaneous Agreements.

          3. Except to the extent expressly modified herein, all other terms, covenants, and conditions of the Corydon, Indiana Lease Agreement shall remain unchanged.

          4. Each of the undersigned represents that he or she has the authority to execute this Amendment on behalf of the party or parties for whom it is executed.

          5. This Amendment may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

                          [INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers hereunto duly authorized.

          LESSOR:
          ------

                              VENTAS REALTY, LIMITED PARTNERSHIP

WITNESS                       By:  Ventas, Inc., its general partner

                                   By:
---------------------                 ---------------------
Name                                  Name:
                                      Title:
---------------------
Name


          TENANT:
          ------

                              VENCOR NURSING CENTERS
                              LIMITED PARTNERSHIP

WITNESS                       By:  Vencor Operating, Inc., its general partner

                                   By:
---------------------                 ---------------------
Name                                  Name:
                                      Title:
--------------------
Name

                                      -3-